Rodman & Renshaw

BIOLASE 25 YEARS

THE WORLD LEADER IN DENTAL LASERS

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BIOLASE

The BIOLASE Total Solution Federico Pignatelli, Chairman & CEO September 11, 2012 Rodman & Renshaw Annual Global Investment Conference PAGE 1 Nasdaq: BIOL Exhibit 99.1

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Safe Harbor Statement
This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management’s beliefs and assumptions. Words such as “anticipates,”
“expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE’s filings with the Securities and Exchange Commission including its prior filings on Form 10-K and 10-Q.

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BIOLASE is Revolutionizing Surgery in Dentistry and
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BIOLASE has invented and optimized a biological method to cut tissue
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Waterlase is a biological method to cut tissue with very little trauma or bleeding.
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The energy from our laser interacts with the water molecules within tissue, the absorption of our laser energy expands and vaporizes the water molecules causing a biological ablation with very little trauma or bleeding.
Conventional Surgical Devices include the scalpel, high speed drill, electrosurge, electric bone saws, and heat generating lasers.
What is Waterlase?
Medicine Through the Science of Waterlase

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BIOLASE: Company Overview
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BIOLASE is a medical technology company that develops, manufactures, and markets dental lasers.
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BIOLASE also markets and distributes dental imaging equipment, intra-oral scanners, and other products designed for procedures in dentistry and medicine.
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2011 GAAP revenue of $48.9 million, up 87% from 2010.
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2011 Adjusted Non-GAAP revenues up 98% from 2010.
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2012 Adjusted Non-GAAP revenue guidance of $57 to $60 million.  The midpoint of $58.5 million represents an increase of 36% from 2011, excluding equipment sales to Henry
Schein for the repayment of a liability of $5.9 million in 2011.

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BIOLASE: Key Milestones
1998 FDA clearance received for all-tissue Waterlase technology; began selling Waterlase.
2004 Introduced the ezLase, our first soft-tissue diode laser.
2006 Released the Waterlase MD Turbo, a significant advance in our technology.
2006 Entered into exclusive distribution agreement with Henry Schein.
2010 Introduced the handheld, battery operated iLase soft tissue diode laser.
2011 Introduced the revolutionary Waterlase iPlus, which equaled the speed of a high-speed dental drill; sales double from 2010 under the guidance of Federico Pignatelli and the reinstituted direct sales model; and introduced BIOLASE DaVinci Imaging products.
2012 Final separation from Schein; introduced the Waterlase MDX line of all-tissue lasers;
introduced the EPIC 10 soft tissue diode laser, a platform for additional diode lasers; and
entered into agreements to distribute Cefla’s New Tom CBCTs and 3Shape’s Trios intra-oral scanner.

1994-Aug 2006 Pignatelli Chairman of the Board
Exclusive distribution partnership with Henry Schein Aug 2006–Aug 2010
Aug 2010 to present Pignatelli Chairman of the Board and CEO
$80,000
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$0
Revenues
$20
$15
$10
$5
Stock Price
FDA Clearance Rec'd for Waterlase in 1998
Aug 2010 Pignatelli Reinstated Chairman
Guidance
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Volume

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The BIOLASE Total Solution PAGE 6 Chart & Financial History

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The BIOLASE Total Solution Traditional Dentistry Cavadenti, The Tooth Puller, by Caravaggio, circa 1608 PAGE 7

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BIOLASE: the World Leader in Laser Dentistry
Atraumatic Pediatric Tooth Extraction
The aiming beam on
the Waterlase does
not cut the tissue or
generate any heat.
The tissue is cut
biologically, with little
or no pain, by
energizing water at
the molecular level.
…with over 20,000 lasers sold worldwide, including our revolutionary Waterlase iPlus, which was launched in Q1 2011:
The iPlus features an
intuitive, touch-based
computer screen,
similar to a tablet
personal computer.
It is designed to
allow for remote
servicing and
software upgrades.

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Digital Imaging:
We offer Cefla’s NewTom cone beam 3D imaging and a full
line of BIOLASE DaVinci Imaging equipment, including the D3D CBCT.
We also distribute 3Shape’s Trios intra-oral scanning device for digital impression-taking solutions.
Diode soft-tissue dental lasers:
Our soft tissue lasers include
the revolutionary iLase, a portable diode laser with no foot pedal, power cord, or external controls, and the newly
introduced EPIC 10 total diode solution.
Current Line of BIOLASE Products
All-tissue dental lasers:
Our all-tissue lasers include our flagship laser, the revolutionary
Waterlase iPlus, and the new Waterlase MDX 450 and 300.

Medical:
Our diode laser technology offers high intensity laser therapy in the palm of your hand for pain management.

BIOLASE
TURBO

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The BIOLASE Total Solution How It Works: Waterlase High Speed Cutting PAGE 10

BIOLASE

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The BIOLASE Total Solution Waterlase: Side by Side with Drill PAGE 11

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The BIOLASE Total Solution Waterlase: Soft Tissue Lingual Frenectomy PAGE 12

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$50B to $100B Waterlase Market Opportunity
Global market opportunity is immense…because the dental
community is the largest medical community in the world.
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176,000 dentists in the US and Canada.
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Over 1.2 million dentists in 134 countries and growing
rapidly in emerging economies.
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Over 20,100 systems in over 16,000 practices.
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Every incremental 1% of market penetration, just with the
Waterlase, is equal to an opportunity of well over $600
million in revenues
Estimated total global market of 1,200,000,
which is growing rapidly due to new markets
(e.g., China, India, and Indonesia).
Over 20,100   systems sold worldwide.
1. American Dental Association.  2. World Federation of Dentistry.  3. 1998-present over 20,100 BIOLASE systems sold.
Our market penetration is approximately 5% of dental
practices in the US and approximately 1% internationally.

1
2
3

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The BIOLASE Total Solution BIOLASE’s Dominant Market Position Owning BIOLASE means owning the hard-tissue dental laser market… 80% BIOLASE Source: BIOLASE Technology Licensing Reports PAGE 14

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The BIOLASE Total Solution Source: iData Research Inc. BIOLASE’s Dominant Market Position …and the overall dental laser market. PAGE 15 45% BIOLASE

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BIOLASE

Current Status:
BIOLASE has a tremendous IP portfolio with 285 issued and pending patents, 70% of which are related to our core Waterlase (Er,Cr:YSGG) technology and medical lasers.
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Filing and maintenance costs are closely monitored.
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Funding for redundant patents / patents with a low-probability for issuance is stopped.
Issued &
Active Pending Total
U.S. 81 52 133
International 81 77 158
Total 162 129 291

BIOLASE’s Extensive Patent Portfolio

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How Waterlase is Changing Dentistry
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Pain free in the majority of cases:
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With no anesthesia, Waterlase increases efficiency and allows the dentist to work in multiple quadrants in a single visit.
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Less damage to the surrounding tissue.
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Speed of the laser now matches a high-speed drill, for the first time since the Waterlase was introduced.
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New standard of care:
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Reinvigorates the dentist, their patients, and the practice.
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Virtually eliminates the high risk of cross contamination from dental drills.
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Increases acceptance for procedures , including those that cannot be performed with a dental drill.
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High ROI:
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Can equate to $250-$750 of additional DAILY revenue, for example: a gingivectomy is $160; perio treatment is $375; hard-
tissue crown lengthening is $520; herpetic or aphthous ulcer is $308; and a frenectomy is $355.
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Procedures are easy to learn and training is included in the cost.

0.83% CFU
0.29% CFU
Sodium Hypochlorite (NaOCl)
Waterlase MD™

50X
200X
500X

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BIOLASE’S Waterlase technology essentially eliminates the risk of cross contamination and contagion:
Eliminating the Risk of Cross Contamination

1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1. 2. Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J.J Hosp Infect. 2002 Jul;51(3):233-5. 3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002.
4. Dentaltown Research: Endodontics; Survey, October 2011, dentaltown.com.
Burs and Endo Files:
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15% of “sterilized” burs and up to 76% of “sterilized”
endodontic files carry pathogenic micro-organisms.
1,
2
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Complex and rugged bur surface difficult to sterilize.
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Autoclaving fails 15% of the time to decontaminate burs.
1
•Only 32% of endodontic engine-driven files are replaced after every case and 36% after every other case.
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Waterlase MD™ reduced E. faecalis 2.86
times more effectively than NaOCl³
Waterlase Tips:
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Smooth tip surface does not harbor debris or bacteria
like the abrasive surfaces of burs or files.
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YSGG laser energy is bacteriacidal.
3
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Single-use, disposable tips that work without the need
to contact tissue.
•Eliminates
accidental sticks with contaminated burs.

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Patented laser toothbrush for home use:
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Development underway with The Proctor and Gamble Company to develop a laser toothbrush for home use that has the capability to whiten teeth, disinfect teeth and gums, bio-stimulate teeth and gums,  and relieve pain.  This laser toothbrush is not yet completed in its development as a potential partnership.
New lasers:
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February 2012: Introduced the Waterlase MDX line of all-tissue lasers with plans to continue to offer additional all-tissue Waterlase products that complement the iPlus and MDX.
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April 2012: Introduced the EPIC 10 soft-tissue laser.  Currently engineering additional and more powerful diode soft-tissue lasers for launch in 2012 & 2013.
New Imaging products:
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February 2012: BIOLASE became the exclusive North American distributor for Cefla’s NewTom cone beam
3D imaging products, which complements our large family of BIOLASE DaVinci Imaging products.
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August 2012: BIOLASE became a distributor of 3Shape’s Trios intra-oral scanning technologies.
Pursuing More Opportunities to Expand in Dentistry

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With our patented Waterlase and diode technologies, we have created technological platforms that have the ability to extend beyond dentistry:
Ophthalmology:
We hold 14 issued and 19 pending U.S. and International patents in four patent families in the field of ophthalmology, giving us a wide range of applications and coverage.  Capability to restore the elasticity of the eye and allow it to return to normal function, eliminating presbyopia.  We expect approval to market our patented Waterlase technology for glaucoma, dry eyes, and presbyopia in the next several years.
Orthopedics:
We are working with several key manufacturers and universities to provide solutions that are not currently available.  We are investigating opportunities for several orthopedic applications and anticipate filing several 510(k) applications during 2012 and 2013.
Opportunities to Expand Beyond Dentistry

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We expect to expand our addressable markets in 2012 and 2013; these potential markets represent multi-billion dollar opportunities.
Aesthetics:
We have various FDA approvals for applications in oculoplastics, dermatology, and plastic surgery, and are currently investigating options for entering these markets in 2012 and 2013.
Pain Management:
We anticipate launching a new deep-tissue hand piece and upgraded diode laser for pain therapy in 2012, which will coincide with a new marketing campaign.  Pain therapy works and we are seeing more high-level athletes seeking treatment.
Podiatry:
We have found that our diode laser technology is also very effective in the treatment of nail fungus and we are completing the clinical and regulatory requirements necessary to enter the market in late 2012/early 2013.
Opportunities to Expand Beyond Dentistry (Continued)

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BIOLASE Today
Company Headquarters in Irvine, California
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Over 190 employees worldwide.
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Sales offices in Floss (Germany), Madrid (Spain), Shanghai
(China), and Mumbai (India), with expansion planned in Dubai
(UAE), and Rio de Janero (Brazil).
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Floss also has service and manufacturing capabilities.
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Our new state-of-the-art training facilities are located in Irvine, CA.
BIOLASE Europe in Floss, Germany
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Corporate HQ in Irvine, California
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57,000 sq. ft. facility houses finance & administrative, sales, marketing, customer care, training, manufacturing, and R&D.
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Can accommodate growth to $250 million.
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ISO 9001 certified and FDA GMP with white-room operations.

The BIOLASE
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Investment Considerations

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Ongoing growth in sales and core product line under new distribution model
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Addressing $50B-100B market opportunity
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Market leader in laser dentistry
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Significant potential market opportunities beyond core dental focus
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Growth drivers include:
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Product improvements and product diversification
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Expansion into new markets, with small investments necessary for proof of concepts (approximately $2 million)
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Strong IP portfolio with additional patents pending
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Strengthened financial situation
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CEO’s interests aligned with stockholders
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Performance-based culture